EXHIBIT 10.96



                              SECURED RECOURSE NOTE


$13,500,220.00
Chicago, Illinois
                                                                     May 1, 1997

      FOR VALUE the undersigned DULUTH MASTER TRUST, an Ohio business trust (-Borrower'), and DULUTH LEASE, INC., a Delaware corporation ("Co-Borrower"), promise to pay to the order of AIM FINANCIAL CORPORATION (together with any other holder hereof, "Lender") at its office at 30 North LaSalle Street, Suite 4030, Chicago, Illinois 60602-2588 or at such other place as Lender may from dm to time d te in writing, without grace, the principal sum of Thirteen Million Five Hundred Thousand Two Hundred Twenty and 00/100 Dollars ($13,500,220.00), together with interest on the unpaid balance of the principal from time to time outstanding at rate equal to seventeen and seven hundred twenty-three hundredths percent (17.723 %) per annum (the 'Loan Rate-).

      After the earlier of (i) the Maturity Date (as hereafter defined), whether by acceleration or otherwise, or (d) the occurrence of any Event of Default (as hereafter defined) the total unpaid indebtedness hereunder shall bear interest at the rate of eighteen percent (I 8 %) per annum (the "Default Rate").

      Commencing on September 1, 1997, and semi-annually thereafter through and including March 1, 2001 (the 'Maturity Date'), Borrower, and when applicable Co-Borrower, shall make successive semi-annual installment payments of principal and interest in an amount as set forth in Exhibit A hereto ("Debt Amortization Schedule")

      The entire balance of this Note than outstanding, plus any accrued and unpaid interest thereon shall be due and payable on March 1, 2001, or such earlier date on which said amount shall become due and payable on account of acceleration by Lender or otherwise pursuant to the terms hereof of the Loan and Security Agreement defined below. Borrower and Co-Borrower promise to pay to Lender principal and interest in the amounts and at the times provided above.

      This Note is referred to in the DULUTH MASTER TRUST and DULUTH LEASE, INC. Loan and Security Agreement attached hereto as Exhibit 1. (hereinafter the 'Loan and Security Agreement') and evidences that portion of the Indebtedness made by Lender to Borrower and Co-Borrower thereunder. This Note is entitled to the benefits provided for in the Loan and Security Agreement and is secured by all rights, title and interest in and to all chattel paper, the Equipment and/or assets more particularly described in the Facility Lease and Lease Supplement No. I attached hereto as Exhibit 2, as well as all rights and remedies accruing under the Loan and Security Agreement including, but not limited to, all monies due or will become due. The Loan and Security Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and other pertinent terms. All payments made hereunder shall.-be applied first to interest, second to late charges or other charges as provided in the Loan and Security Agreement and third to principal. All amounts owing under this Note shall be payable in lawful money of the United States of America which, as at the time of payment, shall be legal tender for the payment of public and private debts and shall be payable without relief or benefit of any valuation, stay, appraisement, extension or redemption laws now or hereafter existing. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings to such terms in the Loan and Security Agreement.

      Borrower and Co-Borrower agree to pay all amounts due, or to become due, under this Note, without regard to whether Borrower and Co-Borrower have received payments from the Lessee identified in the Facility Lease and Lease Supplement No. 1 which secure this Note

      In the event any payment of principal and interest due hereunder is not paid within five (5) Business Days after its originally scheduled due date then Borrower and Co-Borrower agree that the Note shall be in default and further agree that the term of the Note shall be accelerated causing the entire amount set forth in the Note to become due and payable. In addition, the Borrower and Co-Borrower agree to pay interest on the unpaid accelerated balance at the Default Rate as defined in the Loan and security Agreement, with said interest beginning to accrue on the scheduled due date and continuing until the date payment of such amount is made.

      Borrower and Co-Borrower agree that following the transfer of Dana Lease Finance Corporation's interest in Papermill Leasing, Inc. f/k/a/ Dana Leasing, Inc. to Duluth Master Trust, should a third party assume Borrower's and Co-Bormwer's obligations due under this Note, purchase Duluth Leasing, Inc.'s interest in Duluth Master-.Trust, or in any other way become obligated to make the payments set forth in Exhibit A of this Note with the intention of making the payments as set forth in Exhibit A, said third party, prior to -forwarding funds required pursuant to the payment or payments then due, shall pay $1,000,000.00 to AIM Financial Corporation. Borrower and Co-Borrower agree that they have not anticipated payment of this Note in a manner consistent with Exhibit A, and that Exhibit A has been drafted merely to facilitate the logical depreciation of the Equipment and/or assets which secure the Note. The Borrower and Co-Borrower further understand and agree that Lender has provided the funds required by Borrower and Co-Borrower through short-term financing arrangements with Lender's financial institution and that extending the pay-out of this Note, under terms similar to those set forth in Exhibit A, will require Lender to alter its arrangement with its financial institution and will increase Lender's costs by $1,000,000.00.

      Borrower and Co-Borrower waive presentment and demand for payment, dishonor, notice of dishonor, protest and notice of protest of this Note. The provisions of this Note shall be binding upon Borrower and Co-Borrower and their successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

THE LOAN EVIDENCED HEREBY. HAS BEEN MADE, AND THIS NOTE HAS BEEN DELIVERED AT CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND THE VALIDITY, INTERPRETATION, ENFORCEMENT-AND EFFECT OF THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS. BORROWER AND CO-BORROWER HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY CONSENT TO THE JURISDICTION AND VENUE OF ALL -STATE AND FFDERAL COURTS IN SAID STATE LOCATED IN COOK COUNTY, ILLINOIS. BORROWER AND CO-BORROWER HEREBY KNOWINGLY AND, VOLUNTARILY WAIVE ANY RIGHT TO PERSONAL SERVICE OF PROCESS IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS NOTE AND CONSENT TO,-SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LAST KNOWN ADDRESS OF THE BORROWER AND CO-BORROWER WHICH SERVICE SHALL BE DEEMED TO HAVE OCCURRED 'TEN (10) DAYS FROM THE DATE OF MAILING. THE BORROWER AND CO-BORROWER KNOWINGLY WILLINGLY AND VOLUNTARELY WAIVE ANY RIGHT TO ASSERT THAT ANY ACTION BROUGHT IN CONNECTION WITH OR ARLSING.,OUT.-OF THIS NOTE IN SUCH COURT IS IN AN IMPROPER VENUE.

      If this Note is not dated when executed by Borrower and Co-Borrower, Lender is hereby authorized, without notice to Borrower and Co-Borrower to date this Note as of the date when the loan evidenced hereby is made. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                               DULUTH MASTER TRUST



                               DULUTH LEASE, INC.

                              ASSIGNMENT AGREEMENT


      Duluth Master Trust, an Ohio business trust, ('Assignor'), with its principal place of business located at 3021 Bethel Road, Suite 208, Columbus, Ohio 43220, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and provided by AIM Financial Corporation, ('Assignee'), with its principal place of business at 30 North LaSalle Street, Suite 4030, Chicago, Illinois 60602-2588, hereby and pursuant to the Duluth Master Trust and Duluth Lease, Inc. Low and Security Agreement (hereinafter referred to as the Lease and Security Agreement") (as defined below) assigns, transfers, and sets over to Assignee, its successors and assigns, all of Assignor's rights, title and interest in and to all chattel paper, the Facility Lease dated December 31, 1987 and the Lease Supplement No. I dated May 5, 1995, both entered into by and between Lake Superior Paper Industries, as Lessee, and First Bank National Association f/ka First National Bank of Minneapolis, acting in its capacity as Owner Trustee, as Owner, as well as all rights and remedies accruing under said Facility Lease and Lease Supplement, including, but not limited to, all monies due or to become due under and all Equipment and/or assets more particularly described in the Facility Lease and Lease Supplement No. 1, of which Assignor is lessor, assignee or secured party. A copy of the Loan and Security Agreement is attached hereto as Exhibit 1. A copy of the Facility Lease and Supplement No. 1 is attached hereto Exhibit 2.

      This Assignment is made pursuant to the provisions of the Master Trust and Duluth Lease, Inc. Lease and Security Agreement, dated as of May 1, 1997, between Assignor and Assignee. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings herein ascribed to such terms in the Loan and Security Agreement. Subject to the terms and conditions of the Loan and Security Agreement, this Assignment shall be irrevocable with respect to the Facility Lease and Lease Supplement No. I assigned hereunder until such time as all obligations of Assignor to Assignee under the Note have been satisfied in full. With respect to the Facility Lease and Lease Supplement No. 1, Assignor shall not have, in whole or in part, any right of abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any claim against Assignee or the holder of any Note. This Assignment shall not relieve Assignor from any of its duties and obligations under the Facility and Lease Supplement No. I attached hereto as Exhibit 2.

      IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed in its name by its duly authorized representative on the 1st day of May1997.

      DULUTH MASTER TRUST


      DULUTH LEASE, INC.

                              ASSIGNMENT AGREEMIENT


      Duluth Master Trust, an Ohio business trust, ("Assignor') with its principal place of business located at 3021 Bethel Road, Suite 208, Columbus, Ohio 43220, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and provided by AIM Financial Corporation, ('Assignee'), with its principal place of business at 30 North LaSalle Street, Suite 4030, Chicago, Illinois 60602-2588, hereby and pursuant to the Duluth Master Trust and Duluth Leasing, Inc. Loan and Security Agreement (as denoted below) assigns, transfers, and sets over to Assignee, its successors and assigns, all of Assignor's rights, title and interest in and to the proceeds, any insurance policies including, but not limited to, any commercial property coverage insurance policy now in effect as to the Equipment and/or assets more particularly described in Facility . Lease and Lease Supplement No. 1. A copy of the Loan and Security Agreement is attached hereto as Exhibit 1. Copies of the above-referenced Facility Lease and Lease Supplement No. I as well as the effective insurance policy are attached hereto and collectively as Exhibit 1.

      This Assignment is made pursuant to the provisions of the Duluth Master Trust and Duluth Lease, Inc. Loan and Security Agreement, dated as of May 1, 1997. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings herein ascribed to such terms in the Loan and Security Agreement. Subject to the terms and conditions of the above-referenced Loan and Security Agreement, this Assignment shall be irrevocable with respect to the insurance policies now in effect with regard to the Equipment more particularly described in the Facility Lease and Lease Supplement No. 1, assigned hereunder, until such time as all obligations of Assignor to Assignee under the Note have been paid in full. With respect to the insurance policies now in effect with regard to the Equipment more particularly described in the Facility Lease and Lease Supplement No. 1, Assignor shall not have, in whole or in part, any right of abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any claim against Assignee or the holder of any note(s). This Assignment shall not relieve Assignor from any of its duties and obligations under the Facility Lease and Lease Supplement No. 1 attached hereto as Exhibit 2.

      IN WITNESS WHEREOF, Assignor has caused, this Assignment to be executed in its name by its duly authorized representative on the 1st day of May, 1997.

                                                DULUTH MASTER TRUST